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                                                          Exhibit 23.2


                              CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANTS


Photogen Technologies, Inc.
New Hope, PA

We hereby consent to the incorporation by reference of our report dated April 5, 2002, relating to the financial statements of Sentigen Ltd., appearing in the Annual Report on Form 10-K for Photogen Technologies, Inc. for the year ended December 31, 2001, into the Company's previously filed Form S-3, File Number 333-46394.

                                       /s/ BDO International
                                           BDO International

Hamilton, Bermuda
April 15, 2002